UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2006 (April 1, 2005)
King Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	0-24425	54-1684963
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

501 Fifth Street, Bristol, Tennessee	37620
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.2 FIRST AMENDMENT TO RETIREMENT AND CONSULTING

EXPLANATORY NOTE
This Amendment No. 2 to the Current Report on Form 8-K/A of King Pharmaceuticals, Inc. (the “Company”) amends and supplements (i) the Current Report on Form 8-K that was filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 5, 2005 (the “April Form 8-K”) and (ii) Amendment No. 1 to the Current Report on Form 8-K/A that was filed by the Company with the Commission on November 10, 2005 (the “November Form 8-K/A”), in response to comments the Company received from the Commission on a confidential treatment request the Company made for certain portions of Exhibit 10.2 in the November Form 8-K/A. This Amendment No. 2 to the Company’s Current Report on Form 8-K/A is being filed to amend and supplement Item 1.01 and to amend Item 9.01(c) of both the April Form 8-K and the November Form 8-K/A to re-file Exhibit 10.2.
ITEM 1.01 Entry into a Material Definitive Agreement.
On April 1, 2005, the Company entered into a Retirement and Consulting Agreement (the “Agreement”) with James R. Lattanzi, the Company’s then Chief Financial Officer and a director. Mr. Lattanzi’s retirement was effective June 1, 2005, and was the subject of the April Form 8-K. A copy of the Agreement that redacted certain information was filed as Exhibit 10.3 to the Company’s Form 10-Q for the quarter ended June 30, 2005 filed with the Commission on August 9, 2005. A complete copy of the Agreement, including the previously redacted information, was filed as Exhibit 10.3 to Amendment No. 1 to the Form 10-Q on February 15, 2006 and is incorporated by reference herein.
On November 4, 2005, certain provisions relating to the length of the term of the Agreement were amended, as set forth in a First Amendment to Retirement and Consulting Agreement, dated as of November 4, 2005, by and between the Company and James R. Lattanzi (the “Amendment”). A copy of the Amendment that redacted certain information was filed as Exhibit 10.2 to the November Form 8-K/A. A complete copy of the Amendment, including the previously redacted information, is attached as Exhibit 10.2 hereto and is incorporated by reference herein.
Pursuant to the terms of the Agreement, Mr. Lattanzi ceased being an employee and director of the Company on June 1, 2005 and became a consultant to the Company for a term of two years, which term was extended on November 4, 2005 to two and one-half years. The parties agreed that Mr. Lattanzi would provide consulting services to the Company with respect to matters in which Mr. Lattanzi was involved or had knowledge during his services as an employee. The Agreement and Amendment provide that Mr. Lattanzi would provide consulting services (i) during the first year, an average of up to twenty hours per week in exchange for a monthly retainer payment of $33,334.00, (ii) during the second year, an amount not to exceed twenty hours per week in exchange for a monthly retainer payment of $28,349.33, and (iii) during the additional six month period, an amount not to exceed ten hours per week in exchange for a monthly retainer payment of $29,166.67. The Agreement provides that the Company may terminate the Agreement in the event that Mr. Lattanzi commences active, full-time employment with any person or entity that is a direct competitor of the Company during the term of the Agreement, but the Company shall, in any event, be obligated to pay Mr. Lattanzi the monthly retainer payments through the first year of the Agreement.
ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description
10.1*	Retirement and Consulting Agreement, dated as of April 1, 2005, by and between the Company and James R. Lattanzi (incorporated herein by reference to Exhibit 10.3 to the Company’s Amendment No. 1 to Form 10-Q/A for the quarter ended June 30, 2005 filed with the Securities and Exchange Commission on February 15, 2006).

10.2	First Amendment to Retirement and Consulting Agreement, dated as of November 4, 2005, by and between the Company and James R. Lattanzi.

*	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

King Pharmaceuticals, Inc.

	By:	/s/ Brian A. Markison

Brian A. Markison President and Chief Executive Officer
Date: February 15, 2006